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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): FEBRUARY 9, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-12202                 93-1120873
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                       68154-5200
(Address of principal executive offices)                          (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of a press release, dated February 9, 2004,announcing the declaration of distribution for the fourth quarter 2003 and developments in Enron's pending exemption application under Section 3(a)(4) of the Public Utility Holding Company Act.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Northern Border Partners, L.P. press release dated February 9, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Northern Border Partners, L.P.
                                         (A Delaware Limited Partnership)



                                         By: /s/ Jerry L. Peters
                                            ------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer

Dated: February 9, 2004



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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated February 9,
                2004.